UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2020

RLJ LODGING TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35169	27-4706509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Bethesda Metro Center

Suite 1000

Bethesda, MD 20814

(Address of Principal Executive Offices, and Zip Code)

(301) 280-7777

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, par value $0.01 per share	RLJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 1, 2020, RLJ Lodging Trust (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) at which (i) trustees were elected, (ii) the appointment of PricewaterhouseCoopers LLP (“PWC”), the Company’s independent registered public accounting firm, was ratified and (iii) the compensation program for the Company’s named executive officers was approved in an advisory vote. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 30, 2020. The final results for the votes regarding each proposal are set forth below.

Election of Trustees

The following persons were duly elected as trustees of the Company until the 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified: Robert L. Johnson, Leslie D. Hale, Evan Bayh, Arthur R. Collins, Nathaniel A. Davis, Patricia L. Gibson, Robert M. La Forgia, Robert J. McCarthy and Glenda G. McNeal. The table below sets forth the voting results for each trustee nominee:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert L. Johnson	127,371,055	2,329,680	171,476	11,740,388
Leslie D. Hale	129,419,353	280,663	172,195	11,740,388
Evan Bayh	123,626,295	6,076,479	169,437	11,740,388
Arthur R. Collins	129,336,936	364,315	170,960	11,740,388
Nathaniel A. Davis	101,254,904	28,445,808	171,499	11,740,388
Patricia L. Gibson	129,453,353	250,286	168,572	11,740,388
Robert M. La Forgia	129,437,387	262,058	172,766	11,740,388
Robert J. McCarthy	129,438,949	260,298	172,964	11,740,388
Glenda G. McNeal	128,799,885	901,262	171,064	11,740,388

Ratification of PWC as the Company’s independent registered public accounting firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of PWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
140,205,123	1,214,102	193,374	0

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Company’s shareholders voted on a non-binding resolution to approve the compensation program for the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,136,087	10,500,069	236,055	11,740,388

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Date: May 6, 2020	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Senior Vice President and General Counsel